Profire Energy Announces $2 Million Share Buyback Program

LINDON, Utah May 22, 2024 - Profire Energy, Inc. (NASDAQ: PFIE), a technology company (the "Company") that provides solutions which enhance the efficiency, safety, and reliability of industrial combustion appliances, today announced the approval of a share buyback program by its Board of Directors. Under this program, Profire Energy is authorized to repurchase up to $2 million of the Company’s common stock between now and June 30, 2025.

The Company’s Board of Directors authorized the repurchase program as a means of opportunistically returning capital to shareholders. Repurchases will be made at Management’s discretion and at prices Management considers to be attractive and in the best interests of both the Company and its shareholders, subject to the availability of stock, general market conditions, the trading price of the stock, alternative uses for capital, and the Company’s financial performance. Additionally, the repurchases may also be made under a Rule 10b5-1 plan, which would permit shares to be repurchased when the company might otherwise be precluded from doing so under insider trading laws. Open market purchases will be conducted in accordance with applicable legal requirements.

Ryan Oviatt, Co-CEO and CFO of Profire Energy, stated, “Given our strong financial position, ability to generate cash flow and positive business outlook, we view this buyback program as a strategic investment in our future and it further reflects our commitment to generate long-term value for our shareholders.”
Cameron Tidball, Co-CEO of Profire Energy, added, “. We remain very optimistic about our future prospects. Our legacy business continues to be robust, and we are making significant progress on diversifying our revenue streams. This share buyback is in line with our balanced approach to capital allocation planning which includes focusing on accretive acquisitions as well as other strategic growth initiatives.”
About Profire Energy, Inc.
Profire Energy is a technology company providing solutions that enhance the efficiency, safety, and reliability of industrial combustion appliances while mitigating potential environmental impacts related to the operation of these devices. It is primarily focused in the upstream, midstream, and downstream transmission segments of the oil and gas industry. However, in recent years, we have completed many installations of our burner-management solutions in other industries that we believe will be applicable as we expand our addressable market over time. Profire specializes in the engineering and design of burner and combustion management systems and solutions used on a variety of natural and forced draft applications. Its products and services are sold primarily throughout North America. It has an experienced team of sales and service professionals that are strategically positioned across the United States and Canada. Profire has offices in Lindon, Utah; Victoria, Texas; Midland-Odessa, Texas; Homer, Pennsylvania; Greeley, Colorado; Millersburg, Ohio; and Acheson, Alberta, Canada. For additional information, visit www.profireenergy.com.

Cautionary Note Regarding Forward-Looking Statements. Statements made in this release that are not historical are forward-looking statements. This release contains forward-looking statements, including, but not limited to statements regarding the Company’s plans to repurchase shares and providing long-term shareholder value. Forward-looking statements are not guarantees of future results or performance and involve risks, assumptions and uncertainties that could cause actual events or results to differ materially from the events or results described in, or anticipated by, the forward-looking statements. Factors that could materially affect such forward-looking statements include certain economic, business, public market and regulatory risks and factors identified in the company's periodic reports filed with the Securities and Exchange Commission. All forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements are made only as of the date of this release and the Company assumes no obligation to update forward-looking statements to reflect subsequent events or circumstances, except as required by law. Readers should not place undue reliance on these forward-looking statements.

Contact:
Profire Energy, Inc.
Ryan Oviatt, Co-CEO & CFO
(801) 796-5127

Three Part Advisors
Steven Hooser, Partner
John Beisler, Managing Director
214-872-2710